Exhibit 99.3 (Furnished herewith) ThirdQuarter 2016 Earnings Conference Call 19 August 2016 24

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements.Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein.Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here.Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise.The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 25 2| 3rd Quarter 2016 Earnings Conference Call

Third Quarter Overview 26 3| 3rd Quarter 2016 Earnings Conference Call (in millions of dollars except per share amounts) Q3 2016 Q3 2015 Change Net Sales and Revenues $6,724 $7,594 -11% Net Sales $5,861 $6,840 -14% Net Income Attributable to Deere & Company $489 $512 -4% Diluted EPS $1.55 $1.53 +1%

Third Quarter Overview Net Sales Equipment operations net 2015 sales: Down 14% in Q3 2016 vs. Q3 • • Price realization: +2 points Currency translation: (2) points 27 4| 3rd Quarter 2016 Earnings Conference Call

Worldwide Agriculture & Turf Third Quarter Overview *Q3 2016 operating Favorable profit impacted by: Unfavorable • • • • Price Realization Gain on sale of partial Production Costs • • Shipment Volumes Foreign-Currency Exchange interest in SiteOne Selling, Administrative & General Expenses 28 5 | 3rd Quarter 2016 Earnings Conference Call (in millions of dollars) Q3 2016 Q3 2015 Change Net Sales $4,704 $5,308 -11% Operating Profit* $571 $472 +21%

Global Agriculture Tailwinds Still Robust Global GDP Industry Global Population 10% 10 World Advanced Emerging 8% 8 6% 6 4% 4 2% 2 0% 0 -2% -4% Urbanization 8 6 4 2 0 1950 1960 1970 1980 1990 2000 2010 2020 2030 2040 2050 Source: IMF, July 2016; United Nations, 2014 and 2015 29 6| 3rd Quarter 2016 Earnings Conference Call Annual Change Billions 1990 1995 2000 2005 2010 2015 2020 Billions 1950 1960 1970 1980 1990 2000 2010 2020 2030 2040 2050 Urban Population Rural Population Less developed regions (excluding LDCs) Least developed countries More developed regions

Production/Consumption Balance Stable But Still Sensitive Global Grains 2,500 2,300 2,100 1,900 1,700 Production Consumption Source: USDA, August 2016 30 7| 3rd Quarter 2016 Earnings Conference Call Million Metric Tons 2000/01 2001/02 2002/03 2003/04 2004/05 2005/06 2006/07 2007/08 2008/09 2009/10 2010/11 2011/12 2012/13 2013/14 2014/15 2015/16 2016/17F

Production/Consumption Balance Stable But Still Sensitive Global Grains 650 30% 600 550 25% 500 20% 450 400 15% 350 10% 300 Ending Stocks S/U Ratio Source: USDA, August 2016 31 8| 3rd Quarter 2016 Earnings Conference Call Million Metric Tons 2000/01 2001/02 2002/03 2003/04 2004/05 2005/06 2006/07 2007/08 2008/09 2009/10 2010/11 2011/12 2012/13 2013/14 2014/15 2015/16 2016/17F 10 Yr. A vg. = 21%

Production/Consumption Balance Stable But Still Sensitive 4.35 4.10 3.85 Jan – Apr avg. = $3.65 3.60 3.35 3.10 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 .S. Soybean Prices 12.25 11.50 10.75 10.00 9.25 8.50 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Source: Bloomberg, 12 August 2016 32 9| 3rd Quarter 2016 Earnings Conference Call $ per Bushel $ per Bushel U Jan – Apr avg. = $9.01 U.S. Corn Prices

2016 Increased Planted Acres Explained by Pared but Positive Farmer Margins United States • • • • Market prices Farm program subsidies Revenue insurance Production cost declines Other Exporting Countries • • Currency values Policy shifts 33 10 | 3rd Quarter 2016 Earnings Conference Call

U.S. Farm Sector Strong Balance Sheet 30% 3,000 2,500 25% 2,000 20% 1,500 15% 10% 1,000 500 5% 0 0% 1960 1970 1980 1990 2000 2010 2016F Farm Sector Debt Farm Sector Equity Debt/equity ratio Debt/asset ratio Source: USDA ERS, February 2016 34 11 | 3rd Quarter 2016 Earnings Conference Call $ Billions (Nominal) 2011 = $2T 2000 = $1T

Summary Observations Global Ag Sector • Supplies fully adequate to meet needs • Risk premia recently erased from grain markets • Planted acres: Minimal farmer response to lower prices • Aberrational factors at play • • Fourth consecutive favorable global weather year nearing completion Barring adverse weather events, little near-term improvement in ag market conditions anticipated • Long-term drivers (population and income growth, urbanization) still intact 35 12 | 3rd Quarter 2016 Earnings Conference Call

Summary Observations U.S. Ag Sector • • Farmer financial conditions remain solid Farmer margins explain higher planted acres despite lower prices • • • • Production cost decreases Yield expectations Farm bill subsidies Revenue insurance risk reduction 36 13 | 3rd Quarter 2016 Earnings Conference Call

What to Watch Short Term • • • Weather: Now the major market disruptor, outlook still one year at a time Next: Southern Hemisphere planting/growing season Then: Attention returns to Northern Hemisphere spring (2017) conditions Longer Term Disruptors • • • • • Geopolitical hot spots: Potential drag on GDP growth U.S. dollar relative to other currency values Fed actions, U.S. politics, central bank behavior China economy, Brexit fallout, EU Nationalism: Future of globalization 37 14 | 3rd Quarter 2016 Earnings Conference Call

Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2016 Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 38 15 | 3rd Quarter 2016 Earnings Conference Call 2016 Forecast Previous Forecast U.S. and Canada Ag Down 15-20% No change between Previous Forecast and Current Forecast EU 28 Ag Flat to down 5% South America Ag (Tractors and Combines) Down 15-20% Asia Ag Flat to down slightly U.S. and Canada Turf and Utility Equipment Flat to up 5%

Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2016 Forecast • Net sales: Down ~ 8% • Currency translation: ~ (2) points forecast • No change from previous Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 39 16 | 3rd Quarter 2016 Earnings Conference Call

Worldwide Construction & Forestry Third Quarter Overview *Q3 2016 operating Favorable profit impacted by: Unfavorable • • • Production Costs Selling, Administrative Price Realization • • Shipment Volumes Product Mix & General Expenses 40 17 | 3rd Quarter 2016 Earnings Conference Call (in millions of dollars) Q3 2016 Q3 2015 Change Net Sales $1,157 $1,532 -24% Operating Profit* $54 $129 -58%

Worldwide Construction & Forestry Deere & Company Outlook Fiscal Year 2016 Forecast • Net sales: Down ~ 18% • Currency translation: Previous forecast: Down ~ (1) point ~ 13% • • Currency translation: ~ (1) point Forecast Source: IHS Global Insight, Calendar Year Estimates, July 2016 * Change from prior year in real dollars Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 41 18 | 3rd Quarter 2016 Earnings Conference Call U.S. Economic Indicators 2016 Forecast Previous GDP Growth (annual percentage rate)* +1.9% +2.1% Housing Starts (thousands) 1,181 1,161 Total Construction Investment (annual percentage rate)* +2.8% +3.2% Government Construction Investment (annual percentage rate)* +3.6% +4.1%

Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 2.0% 1.5% 1.0% 0.5% 0.0% 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016* * Annualized provision for credit losses as of 31 July 2016 42 19 | 3rd Quarter 2016 Earnings Conference Call 0.24% 15 Year Average 10 Year Average

Worldwide Financial Services Third Quarter 2016 • Net income attributable to Deere • $126 million in Q3 2016 vs. $153 & Company million in Q3 2015 Fiscal Year 2016 Forecast • Net income attributable to Deere & Company of ~ $480 million • No change from previous forecast Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 43 20 | 3rd Quarter 2016 Earnings Conference Call

Consolidated Trade Receivables & Inventory * Change at 31 July 2016 vs. 31 July 2015 ** Forecasted change at 31 October 2016 vs. 31 October 2015 Note: Before the sale of receivables to John Deere Financial Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 44 21 | 3rd Quarter 2016 Earnings Conference Call (in millions of dollars) Q3 2016* Actual 2016** Forecast 2016** Previous Forecast A&T   $137   $100   $100 C&F   $627   $400   $300 Total, as reported   $764   $500   $400 Total, constant exchange   $718   $550   $475

Cost of Sales as a Percent Equipment Operations of Net Sales Third Quarter 2016 • 76.7% Fiscal Year 2016 Forecast • ~ 78.7% Deere & Company Forecast as of 19 August 2016 45 22 | 3rd Quarter 2016 Earnings Conference Call

Research & Development Equipment Operations Expense Third Quarter 2016 • Down 2% vs. Q3 2015 Fiscal Year 2016 Forecast • Down ~ 1% vs. FY 2015 • Currency translation: ~ (1) point • No change from previous forecast Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 46 23 | 3rd Quarter 2016 Earnings Conference Call

Selling, Administrative Equipment Operations & General Expense Third Quarter 2016 • Down 10% vs. Q3 2015 • • • • Incentive compensation: Commissions paid to dealers: Pension/OPEB: ~ ~ ~ ~ (4) (2) (2) (1) points points points point Currency translation: 47 24 | 3rd Quarter 2016 Earnings Conference Call

Selling, Administrative Equipment Operations & General Expense Fiscal Year 2016 Forecast • Down ~ 5% vs. FY 2015 • • • Incentive compensation: Currency translation: Pension/OPEB: ~ ~ ~ (2) (2) (2) points points points • Previous forecast: Down ~ 4% vs. FY 2015 • • • Incentive compensation: Currency translation: Pension/OPEB: ~ ~ ~ (3) (2) (2) points points points Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 48 25 | 3rd Quarter 2016 Earnings Conference Call

Pension and OPEB Expense Third Quarter 2016 • Down $53 million vs. Q3 2015 Fiscal Year 2016 Forecast • • Down ~ $210 million vs. FY 2015 Previous forecast: Down ~ $200 million vs. FY 2015 Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 49 26 | 3rd Quarter 2016 Earnings Conference Call

Income Taxes Equipment Operations Third Quarter 2016 • Effective tax rate: 31% Fiscal Year 2016 Forecast • Effective tax rate: 29-31% • Previous forecast: 31-33% Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 50 27 | 3rd Quarter 2016 Earnings Conference Call

Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations $4.7 $4.5 2008 2009 2010 2011 2012 2013 2014 2015 2016 Forecast* * No change from previous forecast Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 51 28 | 3rd Quarter 2016 Earnings Conference Call $ Billions $3.0$2.9 $3.1 $2.4$2.5 ~ $2.1 $1.4

2016 Company Outlook Fourth Quarter 2016 Forecast • Net sales: Down ~ 8% vs. Q4 2015 • • Price realization: ~ ~ +1 +1 point point Currency translation: Deere & Company Forecast as of 19 August 2016 52 29 | 3rd Quarter 2016 Earnings Conference Call

2016 Company Outlook Fiscal Year 2016 Forecast • Net sales: Down ~ 10% • Price realization: • Currency translation: Previous forecast: Down • Price realization: • Currency translation: vs. FY 2015 ~ +1 point ~ (2) points FY 2015 ~ +1 point ~ (2) points • ~ 9% vs. • • Net income attributable to Deere & Company of ~ $1.35 billion Previous forecast ~ $1.2 billion Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 53 30 | 3rd Quarter 2016 Earnings Conference Call

Appendix 54 31 | 3rd Quarter 2016 Earnings Conference Call

The John Deere Strategy

OUR PURPOSE: Committed to those linked to the land

OUR ASPIRATIONS Realizing sustainable SVA growth through global expansion

Global Agricultural Equipment Solutions Preeminence	Globally Diverse Construction Equipment Solutions	$50B Sales (2018 @ Mid-Cycle)	12% Operating Margins (@ Mid-Cycle)	2.5 Asset Turns (2018 @ Mid-Cycle)

INTEGRATED ENTERPRISE Leveraging the strengths and unique capabilities of three types of businesses

Global Growth Businesses	Complementary Businesses	Supporting Businesses

CRITICAL SUCCESS FACTORS Developing the capabilities essential to reaching our goals

Deep Customer Understanding	Deliver Customer Value	World-Class Distribution System	Grow Extraordinary Global Talent

FOUNDATIONAL SUCCESS FACTORS Building on the core strengths that have guided our success

Exceptional Operating Performance	Disciplined SVA Growth	Aligned High-Performance Teamwork

MEASURES Delivering results today, within each business, while building for the future

Performance	Health

JOHN DEERE VALUES Unwavering adherence to the values that unite – and differentiate – us

Integrity	Quality	Commitment	Innovation

32 | 3rd Quarter 2016 Earnings Conference Call

55

JOHN DEERE

Deere Use-of-Cash Priorities   Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short-and long-term funding mechanisms   Reflects the strategic nature of our financial services operation   Fund value-creating investments in our businesses   Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings   Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 56 33 | 3rd Quarter 2016 Earnings Conference Call Share Repurchase Common Stock Dividend Fund Operating and Growth Needs Committed to “A” Rating Cash from Operations

Sources and Uses of Cash Fiscal 2004–2015 Equipment Operations $39,000 $36,000 $953 $33,000 $30,000 $27,000 $24,000 $21,000 $1,297 $18,000 $15,000 $12,000 $9,000 $6,000 operations eholders $3,000 $0 (1) Other Beginning Cash & Cash Equivalents (10/31/03) Cash From Operations Divestitures, net of Acquisitions Capital Expenditures Investment in Net Change in Dividends Share Repurchase, net of Common Stock Issuances Ending Cash & Cash Equivalents (10/31/15) Financial Services Debt and Intercompany Balances (1) Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents Source: Deere & Company SEC filings 57 34 | 3rd Quarter 2016 Earnings Conference Call $ Millions = Source of Cash $9,419 = Use of Cash $31,582 $2,239 $6,323 $14,257 $387 ~65% of cash from $4,287 returned to shar $2,900

Deere Quarterly Dividends Declared* Q1 2003 – Q3 2016 $0.70 $0.60 $0.50 $0.40 $0.30 revised John Deere $0.20 $0.14 $0.10 $0.00 2003 2004 2005 2006 2007 2008 20092010 2011 2012 2013 2014 2015 2016 * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 58 35 | 3rd Quarter 2016 Earnings Conference Call $0.60 $0.51 $0.46 $0.41 $0.28 $0.35 $0.30 $0.25 $0.22 $0.20 Dividend raised 114% since launch of the $0.16 $0.11 Strategy in 2010**

Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-3Q2016: Amount remaining on December 2013 authorization of $8 billion: 31 July 2016 period ended basic shares: 3Q2016 average diluted shares: Shares repurchased 2004-3Q2016: Average repurchase price 2004-3Q2016: ~ ~ ~ ~ ~ $16.4 billion $3.3 billion 314.4 million 315.7 million 245.0 million $66.96 40.0 $3.0 35.0 30.0 25.0 20.0 $2.5 $2.0 $1.5 15.0 10.0 5.0 0.0 $1.0 $0.5 $0.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD Shares Repurchased Amount Spent * All shares adjusted for two-for-one stock split effective 26 November 2007 59 36 | 3rd Quarter 2016 Earnings Conference Call $ Billions Shares Repurchased* (in millions) ~37% Net Share Reduction 2004-3Q2016

Other Information Equipment Operations Fiscal Year 2016 Forecast • Capital Expenditures: ~ $650 million • Previous forecast:~ $725 million • Depreciation and Amortization: ~ $800 million • Previous forecast:~ $825 million • Pension/OPEB Contributions: ~ $105 • Previous forecast:~ $100 million million Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 60 37 | 3rd Quarter 2016 Earnings Conference Call

Economic Update EU 28 – Fiscal 2016 Continued modest economic growth; increased to non-economic risks uncertainty due Arable income remains under pressure Continued weakness in dairy sector Beef prices remain above average; pork prices at low levels Deere & Company Forecast as of 19 August 2016 61 38 | 3rd Quarter 2016 Earnings Conference Call

Economic Update Other Selected Markets – Fiscal 2016 China • • • Slower economic growth continues Value of agricultural production expected to be stable Uncertainty due to recent policy announcements India • • • • Economy growing, driven by strong consumer demand Government continues to support the agricultural sector Value of agricultural production expected to increase Monsoon above average, seasons following two consecutive below normal Deere & Company Forecast as of 19 August 2016 62 39 | 3rd Quarter 2016 Earnings Conference Call

Crop Value of Agricultural Production Brazil Expected to decrease ~ 2% in 2016 over prior season Crop Value of Agricultural Production 2015 Mix by Crop $120 10% $100 17% $80 4% $60 29% $40 $20 Soybeans Sugarcane Corn Other Grains $0 2004 2006 2008 2010 2012 2014 2016F Source: IHS Global Insight, May 2016 63 40 | 3rd Quarter 2016 Earnings Conference Call US$ Billions

Eligible Brazil Finance Rates for Agricultural Equipment 12% 10% 8% 6% 4% 2% 0% 2011 2012 2013 2014 2015* 2016** All Farmers Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M * Moderfrota suspended September – November 2015 ** Rate change effective July 2016 Source: ABIMAQ (Brazilian Association of Machinery and Equipment) and BNDES PSI-FINAME was the key credit line for machinery acquisition from 2011 – 2014; Moderfrota is currently the most attractive credit line 64 41 | 3rd Quarter 2016 Earnings Conference Call

U.S. Farm Commodity Prices Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 65 42 | 3rd Quarter 2016 Earnings Conference Call (dollars per bushel, except cotton, which is dollars per pound) 2014/15 2015/16 Estimate Previous 2015/16 2016/17 Projection Previous 2016/17 Corn $3.70 $3.60 $3.60 $3.15 $3.35 Wheat $5.99 $4.89 $4.90 $3.75 $4.10 Soybeans $10.10 $8.95 $8.85 $9.30 $9.10 Cotton $0.61 $0.58 $0.58 $0.62 $0.57

U.S. Acres Harvested and Crop Yields Deere & Company Forecast as of 19 August 2016 66 43 | 3rd Quarter 2016 Earnings Conference Call (Yield in bushels per acre, except cotton, which is pounds per acre) Acres Harvested (millions) Yield 2015/16 Estimate 2016/17 Projection 2015/16 Estimate 2016/17 Projection Corn 80.7 86.6 168.4 175.1 Wheat 47.1 44.1 43.6 52.6 Soybeans 81.8 83.0 48.0 48.9 Cotton 8.1 9.5 766 800

U.S. Farm Cash Receipts Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 67 44 | 3rd Quarter 2016 Earnings Conference Call (in billions of dollars) 2014 2015 Forecast Previous 2015 2016 Forecast Previous 2016 Crops $209.3 $191.3 $191.3 $188.2 $184.1 Livestock $212.2 $185.7 $185.7 $171.3 $177.1 Government Payments $9.8 $10.6 $10.6 $13.9 $13.9 Total Cash Receipts $431.3 $387.6 $387.6 $373.4 $375.1

U.S. Farm Cash Receipts $500 $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015F 2016F Crops Livestock Government Payments Source: 2000 – 2014: USDA, 9 February 2016 2015F – 2016F: Deere & Company Forecast as of 19 August 2016 68 45 | 3rd Quarter 2016 Earnings Conference Call $ Billions

U.S. Net Farm Cash Income Deere & Company Forecast as of 19 August 2016 (Previous Forecast as of 20 May 2016) 69 46 | 3rd Quarter 2016 Earnings Conference Call (in billions of dollars) 2014 2015 Forecast Previous 2015 2016 Forecast Previous 2016 Total Cash Receipts $431.3 $387.6 $387.6 $373.4 $375.1 Other Farm-Related Income $35.4 $33.8 $33.8 $34.9 $34.1 Gross Cash Income $466.7 $421.4 $421.4 $408.3 $409.2 Cash Expenses ($338.6) ($328.2) ($328.2) ($323.0) ($322.0) Net Cash Income $128.1 $93.2 $93.2 $85.3 $87.2

July 2016 Retail Sales and Dealer Inventories *As reported by the Association of Equipment Manufacturers **As reported to the Association of Equipment Manufacturers *** At 31 July – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 70 47 | 3rd Quarter 2016 Earnings Conference Call Deere Dealer Inventories*** U.S. and Canada Ag 2016 2015 2WD Tractors (100+ PTO hp) 37% 25% Combines 20% 19% Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp)   7%   single digit 2WD Tractors (40 < 100 PTO hp)   23%   in line with the industry 2WD Tractors (100+ PTO hp)   26%   less than the industry 4WD Tractors   43%   more than the industry Combines   23%   more than the industry

July 2016 Retail Sales * Based on internal sales reports 71 48 | 3rd Quarter 2016 Earnings Conference Call U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt   double digits Settlements   single digit U.S. and Canada Deere* Selected Turf & Utility Equipment   single digit EU 28 Deere* Tractors   double digits Combines   single digit

Deere’s fourth quarter 2016 conference call is scheduled for 9:00 a.m. central time on Wednesday, November 23, 2016 72